UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   __________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     pursuant to section 13 or 15(d) of the
                         securities exchange act of 1934


Date of Report (Date of earliest event reported):  October 15, 2004


                             DATARAM CORPORATION
__________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                1-8266                     22-1831409
__________________________________________________________________________
 (State or other juris-      (Commission                  (IRS Employer
diction of incorporation)    File Number)               Identification No.)


     Route 571, P.O. Box 7528, Princeton, NJ                08543-7528
__________________________________________________________________________
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

__________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Section 5 - Corporate Governance and Management

Item 5.02.  Appointment of Principal Officers.

     On October 15, 2004 the Board of Directors of Dataram Corporation elected Lars Marcher, the Company's Executive Vice President and Chief Operating Officer to the position of President and Chief Operating Officer. Robert V. Tarantino, the Company's Chairman, President and Chief Executive Officer will continue full time in the positions of Chairman and Chief Executive Officer.

     The information required to be disclosed with respect to Mr. Marcher by Item 401(b), (d) and (e) and Item 404(a) of Regulation S-K is incorporated by reference from the Company's Proxy Statement for the Annual Meeting of Shareholders held on September 14, 2004 on file with the Commission. Mr. Marcher's base salary was increased to $257,000 a year in connection with this promotion.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

99.1  Press Release dated October 18, 2004.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION


                                 By:  MARK MADDOCKS
Date:  October 20, 2004               _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer